EXHIBIT 4.11

     WARRANT AGREEMENT dated as of July 15, 2003 between New York Health Care, Inc., a New York corporation (the "Company"), whose principal place of business is 1850 MacDonald Avenue, Brooklyn, NY 11223 and ROBERT HOERR, 4374 Reiland Lane Shoreview, MN 55126 , his successors, designees and assigns (the "Holder").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company proposes to issue to the Holder a warrant to purchase up to an aggregate of 100,000 shares of the Company's common stock, $.01 par value, (the "Common Stock") which shall be known as the "Series E" Warrant.

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1.     GRANT.  The Company hereby agrees to issue to the Holder the warrant
            -----
described  in  Section  1.1  below.

     1.1     SERIES  E  WARRANT.  The  Series E Warrant grants to the Holder the
             ------------------
right to purchase, at any time from July 15th, 2003 until 5:00 P.M., New York time, on July 14th , 2005, up to an aggregate of 100,000 shares of Common Stock (the "Shares") at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $2.30 per share subject to the terms and conditions of
    -------
this Agreement. Except as set forth herein, the shares issuable upon exercise of the Series E Warrant are in all respects identical to the shares of Common Stock held by all of the Company's other shareholders.

For purposes of this Warrant, the Warrant my be exercised at the times and at the prices as follows:

     First  Tranche:   Vested  immediately               50,000


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     Remaining  Warrants           :         Vest at the rate of 8,333 per month


2.     WARRANT CERTIFICATE.  The warrant certificate (the "Warrant Certificate")
       -------------------
delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.


     3.     EXERCISE  OF  WARRANT.
            ---------------------

     3.1     METHOD  OF EXERCISE.  The Series E Warrant is initially exercisable
             --------------------
at the initial exercise price (subject to adjustment as provided in Section 8 hereof) per Share payable by certified or official bank check in New York Clearing House funds or by surrender to the Company of a number of Shares issuable pursuant to the Series E Warrant which, when valued at the exercise price, equal the amount of the exercise price for the Shares to be issued upon exercise of the Series E Warrant, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Common Stock purchased at the Company's principal offices (presently located at 1850 MacDonald Avenue, Brooklyn, NY 11223) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all Common Stock purchasable under any Warrant
Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Common Stock purchasable thereunder.

     3.2     DEFINITION  OF  MARKET  PRICE.  As  used herein, the phrase "Market
             -----------------------------
Price" at any date shall be deemed to be (i) when referring to the Common Stock, the last reported price, or, in case no such reported sale takes place on such day, the average of the last reported prices for the last three (3) trading days, in either case as officially reported by the principal securities


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exchange  on  which  the Common Stock is listed or admitted to trading or by the
Nasdaq Stock Market ("NSM") or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by NSM, the average closing price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, or such similar organization as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.


     4.     ISSUANCE OF CERTIFICATE.  Upon the exercise of the Series E Warrant,
            ------------------------
the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificate and the certificate representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. The Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.


     5.     RESTRICTION  ON  TRANSFER  OF  WARRANTS.  The  Holder  of  a Warrant
            ---------------------------------------
Certificate, by its acceptance thereof, covenants and agrees that the Series E Warrant is being acquired as an investment and not with a view to the distribution thereof; that the Series E Warrant may not be


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sold,  transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof.


     6.     EXERCISE  PRICE.
            ----------------

     6.1     INITIAL  AND ADJUSTED EXERCISE PRICE.  Except as otherwise provided
             ------------------------------------
in Section 8 hereof, the initial exercise price of each Series E Warrant to purchase Common Stock shall be equal to the initial exercise price set forth in Sections 1.1 above. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

     6.2     EXERCISE  PRICE.  The  term  "Exercise Price" herein shall mean the
             ---------------
applicable initial exercise price or with respect to the Series E Warrant to purchase Common Stock at the adjusted exercise price, depending upon the context.


     7.     REGISTRATION  RIGHTS.
            ---------------------

     7.1     CURRENT REGISTRATION UNDER THE SECURITIES ACT OF 1933.  The Company
             -----------------------------------------------------
has registered certain shares of common stock under the Securities Act of 1933, as amended (the "Act") (the "Registration Statement").

     7.2     PIGGYBACK  REGISTRATION.
             ------------------------

          (a) If, at any time commencing after the date of this Agreement, the Company proposes to register any of its securities under the Act, either for its own account or the account of any other security holder or holders of the Company possessing registration rights ("Other Stockholders"), it shall give written notice, at least thirty (30) days prior to the filing of each such registration statement, to the Holder and to all other Holders of warrants with registration rights of the opportunity to register the Common Stock underlying such warrants (collectively, "Registrable Securities") of its intention to do so. If the Holder or other Holders of Registrable Securities notify the Company within twenty-one (21) days after the receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Holder and such other Holders of such securities the opportunity to have any such securities registered under such registration statement.


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          (b)     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder and such other Holders as part of the written notice given pursuant to Section 7.2(a) hereof. The right of the Holder or any such other Holder to registration pursuant to this Section 7.2 shall be conditioned upon their participation in such underwriting and the inclusion of their Registrable Securities in the underwriting to the extent hereinafter provided. The Holder and all other Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officer, directors or Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected by the Company. Notwithstanding any other provision of this Section 7.2, if the underwriter advises the Company in writing that marketing factors require a limitation or elimination of the number of shares of Common Stock or other securities to be underwritten, the underwriter may limit the number of shares of Common Stock or other securities to be included in the registration and underwriting. The Company shall so advise the Holder and all other Holders of Registrable Securities requesting registration, and the number of shares of Common Stock or other securities that are entitled to be included in the registration and underwriting shall be allocated among the Holder and other Holders requesting registration, in each case, in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement.

          (c) Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to Section 7.2(a) hereof (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

          7.3     COVENANTS  OF  THE  COMPANY  WITH RESPECT TO REGISTRATION.  In
                  ---------------------------------------------------------
connection with any registration under Section 7.2, the Company covenants and agrees as follows:

          (a) The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested.

          (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to
Section 7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (d) The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

          (e) The Holder(s) of the Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

          (f) For purposes of this Agreement, the term "Majority" in reference to the Holders of Registrable Securities, shall mean in excess of fifty percent (50%) of the Registrable


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Securities  that  have  not been resold to the public pursuant to a registration statement  filed  with  the  SEC  under  the  Act.

          (g) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Series E Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

     7.4     RESTRICTIVE  LEGENDS.  In  the  event  that  the  Company  fails to
             --------------------
maintain the effectiveness of the Registration Statement, such that the exercise, in part or in whole, of the Series E Warrants are not, at the time of such exercise, registered under the Act, any certificates representing the Shares underlying the Series E Warrants and any of the other securities issuable upon exercise of the Series E Warrants shall bear the following restrictive legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.


     8.     ADJUSTMENTS  TO  EXERCISE  PRICE  AND  NUMBER  OF  SECURITIES.
            -------------------------------------------------------------

     8.1     SUBDIVISION AND COMBINATION.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     8.2     ADJUSTMENT  IN  NUMBER  OF SECURITIES.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 8, the number of Common Stock issuable upon the exercise at the adjusted exercise price of each Series E Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Common Stock issuable upon exercise of the Series E Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     8.3     DEFINITION OF COMMON STOCK.  For the purpose of this Agreement, the
             --------------------------
term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. The Company covenants that so long as any of the Series E Warrant are outstanding, the Company shall not without the prior written consent of the Holder issue any securities whatsoever other than Common Stock. In the event that the Company shall, upon the consent of the Holder, after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Series E Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

     8.4     MERGER  OR  CONSOLIDATION.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Series E Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Series E Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Series E Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     8.5     NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES.  No adjustment of
             ------------------------------------------------
the  Exercise  Price  shall  be  made:

          (a) upon the issuance or sale of the Series E Warrant or the shares of Common Stock issuable upon the exercise of the Series E Warrant; or

          (b) If the amount of said adjustment shall be less than two (2) cents per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two (2) cents per Warrant Security.


     9.     EXCHANGE  AND  REPLACEMENT  OF  WARRANT  CERTIFICATES.  Each Warrant
            -----------------------------------------------------
Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Common Stock in such denominations as shall be designed by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Series E Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.


     10.     ELIMINATION  OF  FRACTIONAL  INTERESTS.  The  Company  shall not be
             --------------------------------------
required to issue fractional shares of Common Stock or the Series E Warrant upon the exercise of the Series E Warrant. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Series E Warrant shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Series E Warrant so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Series E Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

          (1) If the Common Stock is listed, or admitted to unlisted trading privileges on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), or is traded on the NSM, the current market value of a share of Common Stock shall be the closing sale price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant on whichever of such exchanges or NSM had the highest average daily trading volume for the Common Stock on such day; or

          (2) If the Common Stock is not listed or admitted to unlisted trading privileges, on either the NYSE or the AMEX and is not traded on NSM, but is quoted or reported on Nasdaq, the current market value of a share of Common Stock shall be the closing price (or the last sale price, if then reported by Nasdaq) of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant as quoted or reported on Nasdaq; or

          (3) If the Common Stock is not listed, or admitted to unlisted trading privileges, on either of the NYSE or the AMEX, and is not traded on NSM or quoted or reported on Nasdaq, but is listed or admitted to unlisted trading privileges on the BSE or another national securities exchange (other than the NYSE or the AMEX), the current market value of a share of Common Stock shall be the closing price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant on whichever of such exchanges has the highest average daily trading volume for the Common Stock on such day; or

          (4) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NSM or quoted or reported on Nasdaq, but is traded in the over-the-counter market, the current market value of a share of Common Stock shall be the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. on the last business day prior to the date of exercise of the Series E Warrant; or

          (5) If the Common Stock as the case may be, is not listed, admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NSM or quoted or reported on Nasdaq, and bid and asked prices of the Common Stock are not reported by the National Quotation Bureau, Inc., the current market value of a share of Common Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the Company ending prior to the date of exercise, determined in accordance with generally acceptable accounting principles, consistently applied.


     11.     RESERVATION  AND  LISTING  OF SECURITIES.  The Company shall at all
             ----------------------------------------
times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Series E Warrant such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Series E Warrant and payment of the Exercise Price therefore, all shares of Common Stock and other Securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Series E Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Series E Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and quoted on NSM.


     12.     NOTICES  TO  WARRANT  HOLDERS.  Nothing contained in this Agreement
             -----------------------------
shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Series E Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.


     13.     NOTICE.
             ------

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of the Series E Warrant, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.


     14.     SUPPLEMENTS  AND  AMENDMENTS.  The  Company and the Holder may from
             ----------------------------
time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the

Holder may deem necessary or desirable and which the Company and the Holder deem shall not adversely affect the interests of the Holders of Warrant Certificates.


     15.     SUCCESSORS.  All  the  covenants  and  provisions of this Agreement
             ----------
shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.


     16.     TERMINATION.  This  Agreement  shall  terminate  at  the  close  of
             -----------
business on March 7, 2013. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on March 8, 2019.


     17.     GOVERNING LAW; SUBMISSION TO JURISDICTION.  This Agreement and each
             -----------------------------------------
Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company, the Holder and any other registered Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Holder and any other registered Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Holder and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Holder and any other registered Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its'/their reasonable legal costs and expenses relating to such action or proceeding and incurred in connection with the preparation therefore.

     18.     ENTIRE AGREEMENT; MODIFICATION.  This Agreement contains the entire
             ------------------------------
understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.


     19.     SEVERABILITY.  If  any provision of this Agreement shall be held to
             ------------
be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


     20.     CAPTIONS.  The  caption  headings of the Sections of this Agreement
             --------
are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.


     21.     BENEFITS  OF  THIS  AGREEMENT.  Nothing  in this Agreement shall be
             -----------------------------
construed to give to any person or corporation other than the Company and the Holder and any other registered Holder(s) of the Warrant Certificates or Common Stock any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the Holder and any other registered Holders of Warrant Certificates or Common Stock.


     22.     COUNTERPARTS.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                               NEW YORK HEALTH CARE, INC.


                         By:   /s/_______________________________
                                  Name:   Jerry Braun
                                  Title:  Chief Executive Officer


                              /s/________________________________
                                 Robert  Hoerr

                                    EXHIBIT A

                     [FORM OF SERIES E WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, MARCH 7, 2013

No.  EW-2                                         SERIES E Warrant to Purchase
                                                  100,000 Shares of Common Stock

                          SERIES E WARRANT CERTIFICATE

     This Warrant Certificate certifies that ROBERT HOERR, or registered assigns, is the registered holder of twenty thousand (20,000) Warrants to purchase initially, at any time from July 15, 2003 until 5:00 p.m. New York time on July 14th, 2005 ("Expiration Date"), up to twenty thousand (100,000) fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of New York Health Care, Inc., a New York corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), equal to $2.30 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of July 15th, 2003 between the Company and Robert Hoerr (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

     No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate of Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of July 15th, 2003
Attest:                                      NEW  YORK  HEALTH  CARE,  INC.

/s/_____________________________      By:    /s/______________________________
Name:   Jacob  Rosenberg                     Name:   Jerry  Braun
Title:  Secretary                            Title:  Chief  Executive Officer

                              [FORM OF ASSIGNMENT]



            (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


      FOR VALUE RECEIVED _________________ hereby sells, assigns and unto


                  (Please print name and address of transferee


this Warrant Certificate, together with all right, title and interest therein, and does hereby reasonably constitute and appoint ___________________________, as Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Date:  _______________            Signature: ___________________________________
                                         (Signature must conform in all respects
                                           to name of holder as specified on the
                                           face of the Warrant Certificate.)




                                    (Insert Social Security or Other Identifying
                                     Number  of  Assignee)

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

     _____________Shares
     _____________Series  E  Warrants

and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of New York Health Care, Inc., in the amount of $__________________, or a total of ______________
shares of the Securities issuable upon exercise of the Warrant, all in accordance with the terms of the Warrant Agreement dated March 7, 2003 between the undersigned and New York Health Care, Inc. The undersigned request that a certificate for such Securities be registered in the name of whose address is and that such Certificate be delivered to whose address is.


                                         Signature _____________________________
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant Certificate.)


                                         (Insert Social Security or Other
                                         Identifying Number  of  Holder)

WARRANT AGREEMENT dated as of July 15, 2003 between New York Health Care, Inc., a New York corporation (the "Company"), whose principal place of business is 1850 MacDonald Avenue, Brooklyn, NY 11223 and EILEEN BOSTWICK, 15430 Brockton Lane North, Dayton, MN 55327, her successors, designees and assigns (the "Holder").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company proposes to issue to the Holder a warrant to purchase up to an aggregate of 35,000 shares of the Company's common stock, $.01 par value, (the "Common Stock") which shall be known as the "Series E" Warrant.

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1.     GRANT.  The Company hereby agrees to issue to the Holder the warrant
            -----
described  in  Section  1.1  below.

     1.1     SERIES  E  WARRANT.  The  Series E Warrant grants to the Holder the
             ------------------
right to purchase, from July 15th, 2003 until 5:00 P.M., New York time, on July 14th , 2005, up to an aggregate of 35,000 shares of Common Stock (the "Shares") at an initial exercise price (subject to adjustment as provided in Section 8
                                                                       -------
hereof) of $2.30 per share subject to the terms and conditions of this Agreement. Except as set forth herein, the shares issuable upon exercise of the Series E Warrant are in all respects identical to the shares of Common Stock held by all of the Company's other shareholders.

For purposes of this Warrant, the Warrant my be exercised at the times and at the prices as follows:

     First  Tranche:   Vested  immediately               17,500

     Remaining  Warrants              :      Vest at the rate of 2,520 per month


     2.     WARRANT  CERTIFICATE.  The  warrant  certificate  (the  "Warrant
            --------------------
Certificate") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.


     3.     EXERCISE  OF  WARRANT.
            ---------------------

     3.1     METHOD  OF EXERCISE.  The Series E Warrant is initially exercisable
             --------------------
at the initial exercise price (subject to adjustment as provided in Section 8 hereof) per Share payable by certified or official bank check in New York Clearing House funds or by surrender to the Company of a number of Shares issuable pursuant to the Series E Warrant which, when valued at the exercise price, equal the amount of the exercise price for the Shares to be issued upon exercise of the Series E Warrant, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Common Stock purchased at the Company's principal offices (presently located at 1850 MacDonald Avenue, Brooklyn, NY 11223) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all Common Stock purchasable under any Warrant
Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Common Stock purchasable thereunder.

     3.2     DEFINITION  OF  MARKET  PRICE.  As  used herein, the phrase "Market
             -----------------------------
Price" at any date shall be deemed to be (i) when referring to the Common Stock, the last reported price, or, in case no such reported sale takes place on such day, the average of the last reported prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by the Nasdaq Stock Market ("NSM") or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by NSM, the average closing price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, or such similar organization as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.


     4.     ISSUANCE OF CERTIFICATE.  Upon the exercise of the Series E Warrant,
            ------------------------
the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificate and the certificate representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. The Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.


     5.     RESTRICTION  ON  TRANSFER  OF  WARRANTS.  The  Holder  of  a Warrant
            ---------------------------------------
Certificate, by its acceptance thereof, covenants and agrees that the Series E Warrant is being acquired as an investment and not with a view to the distribution thereof; that the Series E Warrant may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof.


     6.     EXERCISE  PRICE.
            ----------------

     6.1     INITIAL  AND ADJUSTED EXERCISE PRICE.  Except as otherwise provided
             ------------------------------------
in Section 8 hereof, the initial exercise price of each Series E Warrant to purchase Common Stock shall be equal to the initial exercise price set forth in Sections 1.1 above. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

     6.2     EXERCISE  PRICE.  The  term  "Exercise Price" herein shall mean the
             ---------------
applicable initial exercise price or with respect to the Series E Warrant to purchase Common Stock at the adjusted exercise price, depending upon the context.


     7.     REGISTRATION  RIGHTS.
            ---------------------

     7.1     CURRENT REGISTRATION UNDER THE SECURITIES ACT OF 1933.  The Company
             -----------------------------------------------------
has registered certain shares of common stock under the Securities Act of 1933, as amended (the "Act") (the "Registration Statement").

     7.2     PIGGYBACK  REGISTRATION.
             ------------------------

          (a) If, at any time commencing after the date of this Agreement, the Company proposes to register any of its securities under the Act, either for its own account or the account of any other security holder or holders of the Company possessing registration rights ("Other Stockholders"), it shall give written notice, at least thirty (30) days prior to the filing of each such registration statement, to the Holder and to all other Holders of warrants with registration rights of the opportunity to register the Common Stock underlying such warrants (collectively, "Registrable Securities") of its intention to do so. If the Holder or other Holders of Registrable Securities notify the Company within twenty-one (21) days after the receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford the Holder and such other Holders of such securities the opportunity to have any such securities registered under such registration statement.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder and such other Holders as part of the written notice given pursuant to Section 7.2(a) hereof. The right of the Holder or any such other Holder to registration pursuant to this Section 7.2 shall be conditioned upon their participation in such underwriting and the inclusion of their Registrable Securities in the underwriting to the extent hereinafter provided. The Holder and all other Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officer, directors or Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected by the Company. Notwithstanding any other provision of this Section 7.2, if the underwriter advises the Company in writing that marketing factors require a limitation or elimination of the number of shares of Common Stock or other securities to be underwritten, the underwriter may limit the number of shares of Common Stock or other securities to be included in the registration and underwriting. The Company shall so advise the Holder and all other Holders of Registrable Securities requesting registration, and the number of shares of Common Stock or other securities that are entitled to be included in the registration and underwriting shall be allocated among the Holder and other Holders requesting registration, in each case, in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement.

          (c) Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to Section 7.2(a) hereof (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

          7.3     COVENANTS  OF  THE  COMPANY  WITH RESPECT TO REGISTRATION.  In
                  ---------------------------------------------------------
connection with any registration under Section 7.2, the Company covenants and agrees as follows:

          (a) The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested.

          (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to
Section 7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

          (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s); provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (d) The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

          (e) The Holder(s) of the Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

          (f) For purposes of this Agreement, the term "Majority" in reference to the Holders of Registrable Securities, shall mean in excess of fifty percent (50%) of the Registrable Securities that have not been resold to the public pursuant to a registration statement filed with the SEC under the Act.

          (g) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Series E Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

     7.4     RESTRICTIVE  LEGENDS.  In  the  event  that  the  Company  fails to
             --------------------
maintain the effectiveness of the Registration Statement, such that the exercise, in part or in whole, of the Series E Warrants are not, at the time of such exercise, registered under the Act, any certificates representing the Shares underlying the Series E Warrants and any of the other securities issuable upon exercise of the Series E Warrants shall bear the following restrictive legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.


     8.     ADJUSTMENTS  TO  EXERCISE  PRICE  AND  NUMBER  OF  SECURITIES.
            -------------------------------------------------------------

     8.1     SUBDIVISION AND COMBINATION.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     8.2     ADJUSTMENT  IN  NUMBER  OF SECURITIES.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 8, the number of Common Stock issuable upon the exercise at the adjusted exercise price of each Series E Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Common Stock issuable upon exercise of the Series E Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     8.3     DEFINITION OF COMMON STOCK.  For the purpose of this Agreement, the
             --------------------------
term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. The Company covenants that so long as any of the Series E Warrant are outstanding, the Company shall not without the prior written consent of the Holder issue any securities whatsoever other than Common Stock. In the event that the Company shall, upon the consent of the Holder, after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Series E Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

     8.4     MERGER  OR  CONSOLIDATION.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Series E Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Series E Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Series E Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     8.5     NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES.  No adjustment of
             ------------------------------------------------
the  Exercise  Price  shall  be  made:

          (a) upon the issuance or sale of the Series E Warrant or the shares of Common Stock issuable upon the exercise of the Series E Warrant; or

          (b) If the amount of said adjustment shall be less than two (2) cents per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two (2) cents per Warrant Security.

     9.     EXCHANGE  AND  REPLACEMENT  OF  WARRANT  CERTIFICATES.  Each Warrant
            -----------------------------------------------------
Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Common Stock in such denominations as shall be designed by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Series E Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10.     ELIMINATION  OF  FRACTIONAL  INTERESTS.  The  Company  shall not be
             --------------------------------------
required to issue fractional shares of Common Stock or the Series E Warrant upon the exercise of the Series E Warrant. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Series E Warrant shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Series E Warrant so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Series E Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

          (1) If the Common Stock is listed, or admitted to unlisted trading privileges on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), or is traded on the NSM, the current market value of a share of Common Stock shall be the closing sale price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant on whichever of such exchanges or NSM had the highest average daily trading volume for the Common Stock on such day; or

          (2) If the Common Stock is not listed or admitted to unlisted trading privileges, on either the NYSE or the AMEX and is not traded on NSM, but is quoted or reported on Nasdaq, the current market value of a share of Common Stock shall be the closing price (or the last sale price, if then reported by Nasdaq) of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant as quoted or reported on Nasdaq; or

          (3) If the Common Stock is not listed, or admitted to unlisted trading privileges, on either of the NYSE or the AMEX, and is not traded on NSM or quoted or reported on Nasdaq, but is listed or admitted to unlisted trading privileges on the BSE or another national securities exchange (other than the NYSE or the AMEX), the current market value of a share of Common Stock shall be the closing price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Series E Warrant on whichever of such exchanges has the highest average daily trading volume for the Common Stock on such day; or

          (4) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NSM or quoted or reported on Nasdaq, but is traded in the over-the-counter market, the current market value of a share of Common Stock shall be the average of the last reported bid and asked prices of the

Common Stock reported by the National Quotation Bureau, Inc. on the last business day prior to the date of exercise of the Series E Warrant; or

          (5) If the Common Stock as the case may be, is not listed, admitted to unlisted trading privileges on any national securities exchange, or listed for trading on NSM or quoted or reported on Nasdaq, and bid and asked prices of the Common Stock are not reported by the National Quotation Bureau, Inc., the current market value of a share of Common Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the Company ending prior to the date of exercise, determined in accordance with generally acceptable accounting principles, consistently applied.


     11.     RESERVATION  AND  LISTING  OF SECURITIES.  The Company shall at all
             ----------------------------------------
times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Series E Warrant such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Series E Warrant and payment of the Exercise Price therefore, all shares of Common Stock and other Securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Series E Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Series E Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and quoted on NSM.


     12.     NOTICES  TO  WARRANT  HOLDERS.  Nothing contained in this Agreement
             -----------------------------
shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Series E Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13.     NOTICE.
             ------

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of the Series E Warrant, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.


     14.     SUPPLEMENTS  AND  AMENDMENTS.  The  Company and the Holder may from
             ----------------------------
time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which the Company and the Holder deem shall not adversely affect the interests of the Holders of Warrant Certificates.


     15.     SUCCESSORS.  All  the  covenants  and  provisions of this Agreement
             ----------
shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.


     16.     TERMINATION.  This  Agreement  shall  terminate  at  the  close  of
             -----------
business on March 7, 2013. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on March 8, 2019.


     17.     GOVERNING LAW; SUBMISSION TO JURISDICTION.  This Agreement and each
             -----------------------------------------
Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company, the Holder and any other registered Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Holder and any other registered Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum.

Any such process or summons to be served upon any of the Company, the Holder and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 14 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Holder and any other registered Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its'/their reasonable legal costs and expenses relating to such action or proceeding and incurred in connection with the preparation therefore.


     18.     ENTIRE AGREEMENT; MODIFICATION.  This Agreement contains the entire
             ------------------------------
understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.


     19.     SEVERABILITY.  If  any provision of this Agreement shall be held to
             ------------
be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


     20.     CAPTIONS.  The  caption  headings of the Sections of this Agreement
             --------
are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.


     21.     BENEFITS  OF  THIS  AGREEMENT.  Nothing  in this Agreement shall be
             -----------------------------
construed to give to any person or corporation other than the Company and the Holder and any other registered Holder(s) of the Warrant Certificates or Common Stock any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the Holder and any other registered Holders of Warrant Certificates or Common Stock.

     22.     COUNTERPARTS.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                 NEW  YORK  HEALTH  CARE,  INC.


                          By:    /s/_______________________________
                                    Name:   Jerry Braun
                                    Title:  Chief Executive Officer


                                 /s/_______________________________
                                    Eileen  Bostwick

                                    EXHIBIT A

                     [FORM OF SERIES E WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, MARCH 7, 2013

No.  EW-2                                          SERIES E Warrant to Purchase
                                                   35,000 Shares of Common Stock

                          SERIES E WARRANT CERTIFICATE

     This Warrant Certificate certifies that EILEEN BOSTWICK, or registered assigns, is the registered holder of twenty thousand (20,000) Warrants to purchase initially, at any time from July 15, 2003 until 5:00 p.m. New York time on July 14, 2005 ("Expiration Date"), up to twenty thousand (35,000) fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of New York Health Care, Inc., a New York corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), equal to $2.30 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of July 15th, 2003 between the Company and Elieen Bostwick (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

     No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate of Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of July 15, 2003
Attest:                                       NEW YORK HEALTH CARE, INC.

/s/_____________________________       By:    /s/______________________________
Name:   Jacob  Rosenberg                         Name:   Jerry Braun
Title:  Secretary                                Title:  Chief Executive Officer

                              [FORM OF ASSIGNMENT]



            (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)



       FOR VALUE RECEIVED _________________hereby sells, assigns and unto


                  (Please print name and address of transferee


this Warrant Certificate, together with all right, title and interest therein, and does hereby reasonably constitute and appoint ___________________________, as Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Date: ___________________         Signature:  __________________________________
                                         (Signature must conform in all respects
                                          to name of holder as specified on the
                                          face of the Warrant Certificate.)




                                         (Insert Social Security or Other
                                         Identifying Number  of  Assignee)

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

     ___________Shares
     ___________Series  E  Warrants

and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of New York Health Care, Inc., in the amount of $__________________, or a total of ______________
shares of the Securities issuable upon exercise of the Warrant, all in accordance with the terms of the Warrant Agreement dated March 7, 2003 between the undersigned and New York Health Care, Inc. The undersigned request that a certificate for such Securities be registered in the name of whose address is and that such Certificate be delivered to whose address is.


                                  Signature:  __________________________________
                                         (Signature must conform in all respects
                                          to name of holder as specified on the
                                          face of the Warrant Certificate.)




                                         (Insert Social Security or Other
                                         Identifying Number  of  Assignee)